UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 7, 2019 (March 5, 2019)

Global Medical REIT Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-37815	46-4757266
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Bethesda Metro Center, Suite 440 Bethesda, MD 20814
(Address of Principal Executive Offices) (Zip Code)

(202) 524-6851
(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On March 6, 2019, the Company announced its financial position as of December 31, 2018 and operating results for the three months and year ended December 31, 2018 and other related information by posting its Fourth Quarter and Year End 2018 Earnings Results and Operating Information package (the “Package”) to the Company’s website at www.globalmedicalreit.com. A copy of the Package has been furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information included in this Item 2.02 of this Current Report on Form 8-K, including the Package furnished as Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Entry into Material Contract with Named Executive Officer and Compensatory Arrangements of Certain Officers.

2019 Annual Equity Incentive Awards

On March 5, 2019, the Board of Directors (the “Board”) of the Company approved the recommendations of the Compensation Committee of the Board with respect to the 2019 Annual Performance-Based, Long-Term Incentive Plan (“LTIP”) Awards (the “Annual Awards”), which may be granted to the executive officers of the Company and other employees of the external manager of the Company (the “Manager”) who perform services for the Company. The Annual Awards will be granted pursuant to the Company’s 2016 Equity Incentive Plan (the “2016 Plan”).

The Annual Awards that may be granted to the named executive officers of the Company are described below.

Name	Title	2019 Annual Award Target	Number of Target Annual Award Units(1)
Jeffrey Busch	Chief Executive Officer, Chairman of the Board & President	$180,000	17,875
Alfonzo Leon	Chief Investment Officer	$150,000	14,896
Robert Kiernan	Chief Financial Officer and Treasurer	$150,000	14,896
Jamie Barber	General Counsel and Secretary	$120,000	11,917
Allen Webb	SVP, SEC Reporting and Technical Accounting	$110,000	10,924

(1)	The number of target LTIP Units comprising each Annual Award is based on the closing price of the Company’s common stock reported on the New York Stock Exchange on the date of approval (March 5, 2019), rounded to the next highest whole LTIP Unit to eliminate fractional units.

The Annual Awards will be subject to the terms and conditions of LTIP Annual Award Agreements (“LTIP Annual Award Agreements”) between the Company and each grantee in the form attached hereto as Exhibit 99.2, which is incorporated herein by reference. Terms not otherwise defined herein have the meanings assigned to them in the LTIP Annual Award Agreements.

The Compensation Committee established performance goals for calendar year 2019 (the “Annual Performance Period”) as set forth in Exhibit A to the LTIP Annual Award Agreements (the “Performance Goals”) that will be used to determine the number of LTIP Units earned by each grantee under each LTIP Annual Award Agreement. As soon as reasonably practicable following the last day of the Annual Performance Period, the Compensation Committee will determine the extent to which the Company has achieved each of the Performance Goals (expressed as a percentage) and, based on such determination, will calculate the number of Earned LTIP Units that each grantee is entitled to receive based on the applicable Performance Percentages described in Exhibit A to the LTIP Annual Award Agreement. Any Annual Award LTIP Units that are not earned will not be granted, and the grantee will have no right in or to any such unearned LTIP Units after it is determined that they were not earned.

The number of Earned LTIP Units issuable to each grantee under the LTIP Annual Award Agreement will be determined by dividing the total number of Annual Award Target LTIP Units into four performance areas as shown in the table below (each a “Component”) and multiplying the number of Target Annual Award LTIP Units allocated to each Component by the applicable Performance Percentage described underneath the table below based on the extent to which the Performance Goal for each such Component is achieved.

Target No. of LTIP Units	Component	Performance Goal
25% of total Target LTIP Units	Acquisitions including (i) closed acquisitions during 2019 and (ii) acquisitions placed under definitive purchase contract on or before December 31, 2019 and closed by February 28, 2020.	Threshold: $100 million Target: $150 million Maximum: $200 million

25% of total Target LTIP Units	AFFO per share for the year ended December 31, 2019, as reported by the Company in its year-end earnings announcement for the year ended December 31, 2019.	Threshold: $0.78 per share Target: $0.80 per share Maximum: $0.84 per share
25% of total Target LTIP Units	Average quarterly Consolidated Leverage Ratio (as defined in the Company’s Amended and Restated Credit Agreement) (based on each fiscal quarter end).	Threshold: 54.99% Target: 52.50% Maximum: 49.99%

25% of total Target LTIP Units	Discretionary Component	Entirely at the discretion of the Committee based on the Committee’s assessment of the grantee’s individual performance in areas the Committee deems in its discretion to be important based on the grantee’s job duties and position within the organization.

Performance Percentages

(i)	If the Company does not achieve the Threshold Goal in a particular Component in the above table, all of the Annual Award LTIP Units for that Component will be forfeited.

(ii)	If the Company achieves the Threshold Goal in a particular Component in the above table, the number of Earned LTIP Units in that Component will be equal to 50% of the number of Target Annual Award LTIP Units for that Component.

(iii)	If the Company achieves the Target Goal in a particular Component in the above table, the number of Earned LTIP Units in that Component will be equal to 100% of the number of Target Annual Award LTIP Units for that Component.

(iv)	If the Company achieves or exceeds the Maximum Goal in a particular Component in the above table, the number of Earned LTIP Units for that Component will be equal to 150% of the number of Target Annual Award LTIP Units for that Component.

For achievement of a Performance Goal at an intermediate point between the Threshold Goal and the Target Goal or between the Target Goal and the Maximum Goal for any Component, the number of Earned LTIP Units for that Component will be interpolated on a straight-line basis between 50% and 100% or between 100% and 150%, respectively, of the target number of Annual Award LTIP Units allocated to that Component. Fractional LTIP Units will be rounded to the next highest whole LTIP Unit.

LTIP Units that have been earned based on performance as described above are subject to forfeiture restrictions that will lapse (“vesting”) in the following amounts and on the following vesting dates subject to the continuous service of the grantee through and on the applicable vesting date:

(i)        50% of the Earned LTIP Units will become vested, and cease to be subject to forfeiture, as of the date in 2020 on which the Board approves the number of Earned LTIP Units to be awarded pursuant to the Components listed above (the “Annual Award Valuation Date”); and

(ii)        50% of the Earned LTIP Units become vested, and cease to be subject to forfeiture, on the first anniversary of the Annual Award Valuation Date.

Vesting will accelerate in the event of a termination of the executive’s position without Cause or for Good Reason, as a result of death or Disability, or as a result of the grantee’s Retirement or upon a Change of Control. Unvested LTIP Awards will be forfeited in the event of any other termination event.

Distributions

Pursuant to the LTIP Annual Award Agreements, distributions equal to the dividends declared and paid by the Company will accrue during the applicable period on the maximum number of LTIP Units that the grantee could earn (if applicable) and are paid with respect to all of the Earned LTIP Units at the conclusion of the applicable period, in cash or by the issuance of additional LTIP Units at the discretion of the Compensation Committee.

The foregoing summary of the LTIP Annual Award Agreement is qualified in its entirety by reference to the form of agreement filed herewith as Exhibit 99.2.

Long-Term Awards

On March 5, 2019, the Board approved the recommendations of the Compensation Committee of the Board with respect to the granting of 2019 Long-Term Performance-Based Incentive LTIP Awards (the “Long-Term Performance Awards”) and Long-Term Time-Based Incentive LTIP Awards (the “Long-Term Time-Based Awards” and, together with the Long-Term Performance Awards, the “Long-Term Awards”) to the executive officers of the Company and other employees of the Manager who perform services for the Company. The Awards were granted pursuant to the 2016 Plan.

The Awards granted are described below.

Name	Title	2019 Long-Term Performance Award Target	Number of Target Long-Term Performance Award Units	2019 Long- Term Time- Based Award	Number of Long-Term Time- Based Award Units
Jeffrey Busch	Chief Executive Officer, Chairman of the Board & President	$138,000	13,849	$92,000	9,136
Alfonzo Leon	Chief Investment Officer	$126,000	12,645	$84,000	8,342
Robert Kiernan	Chief Financial Officer	$96,000	9,634	$64,000	6,356
Jamie Barber	General Counsel and Secretary	$84,000	8,430	$56,000	5,561
Allen Webb	SVP, SEC Reporting and Technical Accounting	$78,000	7,828	$52,000	5,164

The number of target LTIP Units comprising each Long-Term Performance-Based Award is based on the fair value of the Long-Term Performance-Based Awards as determined by an independent valuation consultant, in each case rounded to the next whole LTIP Unit to eliminate fractional units.

The Long-Term Performance-Based Awards will be subject to the terms and conditions of LTIP Long-Term Performance-Based Award Agreements (“LTIP Long-Term Performance-Based Award Agreements”) between the Company and each grantee in the form attached hereto as Exhibit 99.3, which is incorporated herein by reference. Terms not otherwise defined herein have the meanings assigned to them in the LTIP Long-Term Performance-Based Award Agreements.

The number of Earned LTIP Units that each grantee is entitled to receive under the LTIP Long-Term Performance-Based Award Agreements will be determined following the conclusion of a three-year performance period (the “Long-Term Performance Period”) based on the Company’s Total Shareholder Return (“TSR”) on both an absolute basis (“Absolute TSR Component”) (representing 75% of the target Long-Term Performance-Based Award) and relative to the companies comprising the SNL U.S. Healthcare REIT Index (“Relative TSR Component”) (representing 25% of the target Long-Term Performance-Based Award) during the Long-Term Performance Period. Grantees will not be entitled to receive any LTIP Units except to the extent they are earned upon the end of the Long-Term Performance Period in accordance with the terms and conditions of the LTIP Long-Term Performance-Based Award Agreements. Long-Term Performance-Based Award LTIP Units that are not earned will be forfeited and cancelled and unvested Earned LTIP Units will be subject to forfeiture prior to vesting as set forth below.

The number of LTIP Units earned under the Absolute TSR Component of the Long-Term Performance-Based Awards will be determined as soon as reasonably practicable following the earlier of (a) the calendar day immediately preceding the third anniversary of March 5, 2019, or (b) the date upon which a Change of Control occurs (the “Long-Term Valuation Date”), by multiplying the total target number of Long-Term Performance-Based Award LTIP Units by 75% and then multiplying such product by the applicable Percentage of Absolute TSR Component Earned based on the Company’s Total Shareholder Return as shown below:

TSR	Percentage of Absolute TSR Component Earned

21%	50%

27%	100%

33%	200%

The Absolute TSR Component will be forfeited in its entirety if the TSR is less than 21%. If the TSR is between 21% and 27%, or between 27% and 33%, the percentage of the Absolute TSR Component earned will be determined using linear interpolation as between those tiers, respectively.

The number of Long-Term Performance-Based Award LTIP Units earned under the Relative TSR Component will be determined as soon as reasonably practicable following the Long-Term Valuation Date by multiplying the number of Award LTIP Units by 25% and then multiplying such product by the applicable Percentage of Relative TSR Component Earned based on the Company’s Relative Performance as shown below:

Relative Performance	Percentage of Relative TSR Component Earned

TSR equal to the 35th percentile of Peer Companies	50%

TSR equal to the 55th percentile of Peer Companies	100%

TSR equal to or greater than the 75th percentile of Peer Companies	200%

The Relative TSR Component will be forfeited in its entirety if the Relative Performance is below the 35th percentile of Peer Companies. If the Relative Performance is between the 35th percentile and 55th percentile of Peer Companies, or between the 55th percentile and 75th percentile of Peer Companies, the percentage of the Relative TSR Component earned will be determined using linear interpolation as between those tiers, respectively.

As soon as practicable following the Long-Term Valuation Date, the Compensation Committee will determine the number of LTIP Units earned by each grantee under both the Absolute TSR Component and the Relative TSR Component. Any Award LTIP Units that are not earned as set forth above will be forfeited, and the grantee will have no right in or to any such unearned and unissued LTIP Units after it is determined that they were not earned.

Units that have been earned based on performance as provided above are subject to forfeiture restrictions that vest in the following amounts and on the following vesting dates subject to the continuous service of the grantee through and on the applicable vesting date:

(i) 50% of the Earned LTIP Units become vested, and cease to be subject to forfeiture, as of the Long-Term Valuation Date; and

(ii) 50% of the Earned LTIP Units become vested, and cease to be subject to forfeiture, on the first anniversary of the Long-Term Valuation Date.

Vesting will accelerate in the event of a termination of the executive’s position without Cause or for Good Reason, as a result of death or Disability, or as a result of the grantee’s Retirement or upon a Change of Control. Unvested LTIP Awards will be forfeited in the event of any other termination event.

Long-Term Time-Based Awards

The Long-Term Time-Based Awards will be subject to the terms and conditions of LTIP Unit Award Agreements (“LTIP Unit Award Agreements,” and, together with the LTIP Long-Term Performance-Based Award Agreements, the “Award Agreements”) between the Company and each grantee in the form filed as exhibit herewith as Exhibit 99.4, which is incorporated herein by reference. Long-Term Time-Based Awards become vested, and cease to be subject to forfeiture, in equal one-third increments on each of the first, second and third anniversaries of the date of grant (March 5, 2019).

Distributions

Pursuant to the LTIP Long-Term Performance-Based Award Agreements, distributions equal to the dividends declared and paid by the Company will accrue during the applicable period on the maximum number of LTIP Units that the grantee could earn (if applicable) and are paid with respect to all of the Earned LTIP Units at the conclusion of the applicable period, in cash or by the issuance of additional LTIP Units at the discretion of the Compensation Committee.

The foregoing summaries of the LTIP Long-Term Performance-Based Award Agreements are qualified in their entirety by reference to the forms of agreement filed herewith as Exhibits 99.3 and 99.4.

Director Compensation

On March 5, 2019, the Board also approved the following annual compensation amounts for its independent directors for the year beginning with the 2019 annual meeting of the Company’s stockholders:

Independent Director Compensation

Annual Cash Retainer	$40,000, payable quarterly in arrears
Annual Equity Award	$40,000, granted on the date of the annual meeting upon election of the grantee as a director and payable as a number of LTIP Units based on the average closing price of the Company’s common stock as reported on the NYSE during the 10 trading days preceding the date of the annual meeting and subject to forfeiture restrictions that will lapse on the first anniversary of the grant date subject to continued service as a director through such vesting date.

Independent Committee Member Compensation

Annual Cash Retainer	Audit Committee: $7,500 Compensation Committee: $5,000 Nominating & Corporate Governance Committee: $3,500 Investment Committee: $7,500 All payable quarterly in arrears
Annual Cash Retainer for Chair	Audit Committee Chair: $15,000 Compensation Committee Chair: $10,000 Nominating & Corporate Governance Committee Chair: $7,000 Investment Committee Chair: $15,000 All payable quarterly in arrears

Lead Independent Director Compensation

Annual Cash Retainer	$15,000, payable quarterly in arrears

Item 8.01	Other Events.

On March 6, 2019, the Company announced the declaration of:

•	a cash dividend for the first quarter of 2019 of $0.20 per share of common stock to stockholders of record as of March 26, 2019, to be paid on April 10, 2019; and

•	a cash dividend of $0.46875 per share to holders of its Series A Cumulative Redeemable Preferred Stock, $0.001 par value per share (the “Series A Preferred Stock”), of record as of April 15, 2019, to be paid on April 30, 2019. This dividend represents the Company’s quarterly dividend on its Series A Preferred Stock for the period from January 31, 2019 through April 29, 2019.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
99.1*	Fourth Quarter and Year End 2018 Earnings Results and Operating Information Package, dated March 6, 2019.

99.2**	LTIP Award Agreement (Annual Award).

99.3**	LTIP Award Agreement (Long-Term Performance-Based Award).

99.4**	LTIP Award Agreement (Long-Term Time-Based Award).

*Furnished herewith

** Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Medical REIT Inc.

By:	/s/ Jamie A. Barber
Jamie A. Barber
Secretary and General Counsel

Dated: March 7, 2019